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The following was presented to The Houston Exploration Company employees on January 9, 2007 by representatives of Forest Oil Corporation.

Houston Exploration Acquisition THX Employee Meeting January 9, 2007

Key Transaction Terms 655 Bcfe of estimated proved reserves, 65% PD, 97% gas Third quarter 2006 production of 204 MMcfe/d, 96% gas 2Q 2007 Consideration Paid Oil and Gas Assets Structure Expected Close $1.6 billion transaction 23.6 million shares, $739 million cash, assume $100 million net debt Tax free merger Consideration election and equalization

Forest Oil Corporation Snapshot Fully Diluted Shares Outstanding ( MM ) 63.5 Equity Market Capitalization ( 1/5/07 $MM ) 1,982 Net Debt ( 9/30/06 $MM ) 1,058 Enterprise Value ( $MM ) 3,040 Pro Forma Proved Reserves ( 12/31/05 Bcfe )* 1,340 Proved Developed Percentage (%) 71 Guidance Mid-Point Production ( MMcfe/d ) 313 R / P Ratio ( Years ) 11.7 * Pro Forma proved reserves at December 31, 2005 for the spin-off and merger with Mariner Energy, Inc. ("ME"), the Cotton Valley transaction and updated Alaska proved reserves

Top 25 U.S. Public Independent Rankings 3Q 2006 Production Proved Reserves Source: Public press releases. Source: Public filings. Note: As of 12/31/05 pro forma for acquisitions and divestitures.

Reserves (Bcfe) 2006 3Q Prod. (MMcfe/d) 12/31/05 Net Acreage (M) Alaska Canada Reserves (Bcfe) 2006 3Q Prod. (MMcfe/d) 12/31/05 Net Acreage (M) Western Reserves (Bcfe) 2006 3Q Prod. (MMcfe/d) 12/31/05 Net Acreage (M) Southern - - - - - - 52 9 566 603 195 143 Reserves (Bcfe) 2006 3Q Prod. (MMcfe/d) 12/31/05 Net Acreage (M) Consolidated 1,340 313 5,623 Reserves (Bcfe) 2006 3Q Prod. (MMcfe/d) 12/31/05 Net Acreage (M) THX /FST Production Areas FST Production Areas 192 37 1,230 171 85 735 681 133 255 296 58 208 655 204 709 FST* THX** Total 192 37 1,230 171 85 735 733 142 821 899 253 351 1,995 517 6,332 Assets Strengthen Our Growth Areas * Includes estimated proved reserves at December 31, 2005 Pro Forma for estimated proved reserves distributed in the Mariner Energy, Inc. transaction, estimated proved reserves acquired in the Cotton Valley transaction and independently prepared proved reserve estimates for Forest Alaska Operating LLC ** Forest's THX reserve estimate at September 30, 2006

Transaction Rationale Accretive transaction on a cash flow, production and reserves per share basis 2006 activity and the THX transaction essentially trade GOM and Alaska for THX's onshore resource play assets Attractively valued corporate transaction provides opportunity to repeat earlier success with Wiser and other corporate transactions Additional emphasis on low risk, repeatable drilling programs Acquired assets create a larger, highly-focused onshore resource company Solidifies S. Texas and E. Texas as growth areas Adds significant Rockies position inexpensively Allows FST to apply free-cash model and cost control to THX asset base Portfolio rationalization and capex re-allocation allows focus on core operating areas FST has proven "acquire & exploit" talent Corporate transactions are harder to execute but are attractively valued INCREASES SHAREHOLDER VALUE SHARPENS OPERATIONAL FOCUS AND STRENGTHENS GROWTH POSITIVE FINANCIAL IMPACT DELIVERS ON OUR ACQUISITION STRATEGY

Unocal 224 66 3,394 138 1.62 252 93 New Permian 113 25 4,520 109 1.04 32 5 Wiser Oil 330 64 5,156 191 1.73 388 288 Buffalo Wallow 235 25 9,400 120 1.96 33 11 Cotton Valley 255 13 19,615 110 2.32 26 14 Others 129 27 4,778 123 1.05 100 45 Houston Exploration 1,577 204 7,730 655 2.41 709 569 TOTAL 2,863 424 6,752 1,446 1.98 1,540 1,025 Purchase Initial Net Undeveloped Price* Production $ Per Reserves $ Per Acreage Acreage ( $MM ) ( MMcfe / d ) Mcfe / d ( Bcfe ) Mcfe ( 000's ) ( 000's ) Acquisition Total F&D cost of $1.98 on 1.4 Tcfe of reserves without allocation Production per Mcfe/d acquired at $6,752 with R/P of 9.3 years Acquisition of primarily proved developed reserves, Forest retains upside Targeted Acquisition Strategy * Purchase Price includes original unadjusted cash and stock consideration and debt assumed in connection with the acquisition, and is not equal to the purchase price recorded in purchase accounting Note: Forest Corporate Transactions

Our Successful Acquire & Exploit Results - 6/30/06 Pre-2006 Transactions Original Acquisition 992 622 1.59 Cash Flow / Production* (570) (147) 3.88 Special Dividend** (397) (95) 4.18 (Unocal and Wiser Offshore) Subtotal 25 380 0.07 Capital Projects 427 253 1.69 Total Investment 452 633 0.71 97% of original investment paid out with 61% of reserves remaining 54% of total investment paid out with 102% of reserves remaining INVESTMENT RESERVES ( $MM ) ( Bcfe ) $ / Mcfe * Does not include value or income from drilling rigs ** Dividend occurred on 3/2/06 and included properties from both the Unocal and Wiser acquisitions

Financing Summary $1.6 billion transaction; 23.6 million shares, $739 million cash, assume $100 million net debt Liquidity will be provided through a new $1.4 billion credit facility $849 million to be drawn initially Post closing refinancing of credit facility and senior notes into high yield markets Sale of Alaska and other assets and free cash flow may reduce debt by $500-600 million by the end of 2007

Forest Production Profile 212 250 272 313* 26% CAGR July 31, 2003: Implementation of initial "4-Point" Game Plan (focused on balancing the portfolio) Western Canada Southern * Mid-point of 2006 guidance ** Forest's 2007 business plan assuming acquisition of assets at 1/1/07 540** ( MMcfe/d ) 61 87 115 135 153 51 65 72 86 88 43 54 44 54 261 57 44 41 38 38 0 100 200 300 400 500 600 2003 2004 2005 2006e 2007e

Comparative Operating Performance ($ / Mcfe) ($ / Mcfe) ($ / Mcfe) ($ / Mcfe) Source: Public filings. Note: Includes lease operating costs, workover expense, severance tax and transportation expenses for 3Q 2006. Source: Public filings. Note: 3Q 2006 G&A excluding stock based compensation. Source: Public filings. Note: Interest expense net of interest income for 3Q 2006. Source: Public filings. (1) Including direct production costs, G&A, interest and cash taxes for 3Q 2006. Interest Expense + Cash Taxes Total Cash Costs(1) Direct Production Costs G&A $3.35 $2.98 $2.69 $2.34 $2.03 $2.31 $2.45 HAWK COG FST SM RRC XEC Combined Company $1.35 $1.02 $0.51 $0.03 $0.09 $0.66 $0.66 HAWK COG FST RRC SM XEC Combined Company $0.47 $0.46 $0.42 $0.35 $0.39 $0.26 $0.31 COG HAWK SM RRC FST XEC Combined Company $1.94 $1.73 $1.72 $1.55 $1.49 $1.31 $1.45 SM XEC FST HAWK COG RRC Combined Company

Forest Oil History Founded in 1916 in Bradford, PA Entered GOM in 1954; credited for discoveries S. Texas Lobo, McAllen Ranch, Elk City, Vermejo, Grieve Listed on NASDAQ in 1969 Anschutz investment in 1995 Listed on NYSE in 1997 Merged with Forcenergy in 2001 New non-exec Chairman (Forrest Hoglund) and CEO (Craig Clark) named in August, 2003 4-Point Strategy announced in September, 2003 along with new incentive/bonus programs Acquired Wiser Oil in tender offer July, 2004 Acquired $1.3 billion in assets in 21/2 years Spin-off GOM assets to Mariner in March, 2006 (shares distributed to shareholders including FST employees) Created Forest Oil Alaska subsidiary in December, 2006 Announced acquisition of THX January, 2007

Current Board Structure Forrest E. Hoglund Non-Executive Chairman (b,d) William L. Britton (c) Cortland S. Dietler (b,c) Patrick R. McDonald (a) James H. Lee (a,d) Loren K. Carroll James D. Lightner (b) Dod A. Fraser (a,c) H. Craig Clark (d) Committee Members Audit Committee Compensation Committee Governance Committee Executive Committee

Forest Oil Organization Paul Dusha* VP HR Blaine Wofford VP Marketing Craig Clark* President / CEO Dave Keyte Exec VP / CFO Skip Marter* VP Legal Cecil Colwell* SVP Worldwide Drilling Matt Wurtzbacher* SVP Corp Plan & Dvlp Tim Savoy* VP HS&E Ops Support Glen Mizenko* VP Business Development Victor Wind Corporate Controller Mike Kennedy* Managing Director Cap Mkts & Treasurer * Promoted from within company

Business Unit Organization Headquarters Corporate Denver Houston - THX Western Permian, Panhandle Denver Rockies Odessa - Maynard Oil Pampa - Peak Southern Gulf Coast Denver Lafayette Eastern Arkoma Houston - THX E. Texas, Barnett Shale Tyler - Chalker Canada Western Canada Calgary - Wiser Alaska Cook Inlet Anchorage - Forcenergy International Italy Denver S. Africa Cape Town, SA Gabon Business Unit Area Offices

Business Unit Organization Current Canada BU Jim Good - Pres Alaska BU Leonard Gurule - SVP International Southern BU J.C. Ridens - SVP Western BU Scot Woodall - SVP Permian Mid-Continent Rockies Gulf Coast E. Texas Barnett Shale Western Canada Cook Inlet South Africa Gabon Italy Proposed Eastern BU Denver Canada Calgary Alaska Anchorage Southern BU Houston Western BU Denver Permian Rockies Panhandle S. Texas Gulf Coast Mid-Continent Ark-La-Tex Barnett Shale Western Canada Cook Inlet International Denver South Africa Gabon Italy

The "4-Point" Transformation 1. Continued reduction in costs 2. Lower exposure to frontier exploration 3. Implement acquisitions as an integral part of our investment program 4. Maintain strong balance sheet 1. Grow organically 2. Continue to identify attractive acquisition opportunities 3. Continue reduction in costs 4. Continue to preserve financial flexibility TRANSFORMATION Everything has been changed - leadership, assets, focus From GOM asset base to balanced North American onshore portfolio Multiple areas with visible, repeatable inventory Demonstrated ability for organic growth and strategic transactions Maintained cost control due to early focus Retained upside in undeveloped acreage, tax attributes and other assets September 2003 September 2006

Significant Shareholder Value $719 $1,101 $1,982 $1,058* 30% CAGR $1.3 Billion in Acquisitions $235 $330 $113 $224 1 2 3 4 5 $1,820 $4,073 July 31, 2003 Jan 5, 2007 $129 $255 6 $1,033** Market Value of Equity Net Principal Debt Special Dividend Deal Prov.Reserve Date Transaction Value Value ( $MM ) ( $/Mcfe ) Total Acquisition Summary 3 Wiser Oil Company Jun 30, 04 330 1.73 4 New Permian Dec 31, 03 113 1.04 1,286 1.63 5 Unocal Assets Nov 1, 03 224 1.62 Other 129 1.05 6 1 Apr 1, 06 Cotton Valley 255 2.32 2 Buffalo Wallow 235 1.96 Apr 1, 05 * Net debt at 9/30/06 ** Value of Mariner shares distributed in transaction with FST not including debt, hedges or ARO

Original Acquisition 344 186 1.85 Cash Flow / Production (191) (53) 3.60 Special Dividend* (33) (8) 4.18 (Wiser Offshore) Subtotal 120 125 0.96 Capital Projects 168 121 1.39 Total Investment 288 246 1.17 INVESTMENT RESERVES ( $MM ) ( Bcfe ) $ / Mcfe Wiser Oil Acquisition Lookback - 9/30/06 Successfully implemented free-cash flow business model Drastically lowered LOE by 43% and G&A by 70% Significantly increased net production by 19% * Dividend occurred on 3/2/06 and included properties from the Wiser acquisition

Our Plan For These Assets - Apply 4-Point Strategy GROW ORGANICALLY Increase drilling activity in E. Texas and Niobrara shallow gas plays Significant exposure to horizontal drilling opportunities in S. Texas and E. Texas Initiate gas liquids processing to enhance recoveries IDENTIFY ATTRACTIVE ACQUISITION OPPORTUNITIES REDUCE COSTS Apply project FOCUS to keep LOE flat Reduce G&A Lower product gathering and transportation costs PRESERVE FINANCIAL AND PERSONNEL FLEXIBILITY Decrease annual capex spending by about $200 million and focus on high-return projects Transform into a free-cash flow generator Maintain THX Houston office for business unit and support services Look to acquire additional interests in and around core areas of the asset base Use size and scale of S. Texas and E. Texas position to consolidate smaller players

2007 Growth Areas Buffalo Wallow Area Wild River Cotton Valley - FST & THX Katy S. Texas Lobo Greater Vermejo/Haley Ansell Foothills Barnett Shale Arkoma NE Colorado Niobrara Evi / Slave Point Oil Central Permian Oil San Juan Rockies - FST & THX Uinta International New Ventures (CBM & Shale) FST THX The "Big Five" The "Up and Comers" The "Rock Steadies" The "Flyers"

Current Prospect Inventory Has Expanded - 9/30/06 NET UNRISKED POTENTIAL (Bcfe)* Greater Buffalo Wallow Area Canada Deep Basin and Foothills Ark-La-Tex South Texas Barnett Shale Permian Rockies / Niobrara Total KEY GROWTH AREAS GROSS PROJECT INVENTORY - - 605 395 - - 1,811 2,811 - - 224 349 - - 492 1,065 * Does not include current estimated proved reserves 656 153 246 21 119 1,237 352 2,784 722 102 158 74 129 622 55 1,862 FST THX FST THX Total identified project inventory of 5,595 projects and total net unrisked potential of 2.9 Tcfe

South Texas - Property Portfolio Large gas resource play Lobo cumulative production 7 Tcfe Katy cumulative production 10 Tcfe Combined 190,000 net acres Critical mass of assets to allow for optimization of drilling, completion and operating expenditures Same geologic trends throughout property base Adds to Katy operations and ongoing exploitation Lobo / Perdido Wilcox Yegua Frio / Vicksburg Existing FST Fields Existing THX Fields Katy Bonus McAllen Ranch Sabine Mercy Guerra Lobo Charco Texas

East Texas Cotton Valley Multiple rig, multiple year drilling inventory Adds 400 + locations to 349 already in Forest's inventory Combined 42,000 net acres 4-5 rig utilization on combined assets Good geographic fit with Forest's East Texas assets Horizontal drilling potential Strengthens position in basin to achieve critical mass Synergy with Forest LP gas gathering system Forest Acreage THX Acreage Fields GREGG COUNTY HARRISON COUNTY PANOLA COUNTY RUSK COUNTY HARRISON COUNTY HARRISON COUNTY GREGG COUNTY HARRISON COUNTY RUSK COUNTY UPSHUR COUNTY MARION COUNTY HARRISON COUNTY GREGG COUNTY UPSHUR COUNTY Oak Hill Area Woodlawn Area Carthage Area Devon CV Horizontal Activity Gladys Davis Hardwood Adams Hardwood, S Wallace SW Woodlawn Tatum, N Beckville Carthage Woodlawn, Pettit Carthage, N Haggerty Creek Hardwood Hardwood, S Wallace SW Woodlawn Tatum, N Willow Springs Beckville Minden Carthage Woodlawn, Pettit Carthage, N Alice Camp Unit Ernest Williams Unit McGee Unit Proposed Deutsch Unit Charlie Bell Unit Proposed Ratcliff Unit Adams Unit Hergesheimer Unit Cayce Unit Proposed J. Marshall Unit Proposed Oscar Harris Unit Oscar Harris Heirs Unit J B Mayfield Unit Walter Allen Unit J. Thompson Unit Gracie Bell Unit Anderson Unit Timberlake Latham Area Cullen Heirs 1 Unit Glaspie Unit Minnie Bell Young Unit No Cotton Valley Rights Briggs Unit Willow Springs Unit Sam Hall #2 Unit Proposed Yates Unit Sam Hall #1 Unit Proposed Rogers Unit Proposed Blalock Unit NE Hallsville Area Proposed CW Fields / Knight Units Broadaway Unit J. Harris Unit Gladys Davis Unit Carlile Unit Proposed Deutsch Unit Charlie Gross Unit Parish Unit Charlie Bell Unit Proposed Willoughby Unit Adams Unit Hergesheimer Unit Cayce Unit Proposed J. Marshall Unit Proposed Oscar Harris Unit Oscar Harris Heirs Unit J. Thompson Unit Gracie Bell Unit Anderson Unit Timberlake Latham Area Cullen Heirs Unit II Cullen Heirs 1 Unit Glaspie Unit Minnie Bell Young Unit No Cotton Valley Rights Briggs Unit Willow Springs Unit Sam Hall #2 Unit Proposed Yates Unit Sam Hall #1 Unit Proposed Rogers Unit Proposed NE Hallsville Area Proposed CW Fields / Knight Units Broadaway Unit J. Harris Unit Haggerty Creek North Haggerty Creek South Proposed Proposed Proposed Willow Springs Area FOC Planned Horizontal Gladys Davis Adams Panola County Rusk County Harrison County Greg County Marion County 10 Miles

The Horizontal Application - East Texas Horizontal Completion Vertical Commingled Completion Cotton Valley Taylor Sand 2,500 - 3,500' Lateral Staged Fracture Stimulations Fracture Stimulation and Commingled Recent horizontal drilling success has yielded well IP rates in excess of 10 MMcfe/d

Arkoma Overview Multiple rig, multiple year drilling inventory 400 + drilling locations 57,000 gross acres (25,290 net) Shale potential 8,180 net acres leased in SWN AMI Low risk repeatable play with downspacing potential potential potential potential potential potential potential potential CANEY/ WOODFORD SHALE THX Acreage 25,290 Net Acres THX/SWN AMI 8,180 Net Acres Arkoma Basin

Rockies Overview - Colorado Niobrara Play 1,890 + drilling locations 442,800 gross acres (329,100 net) 340 sq. mi. of proprietary 3D seismic Recent Santos acquisition adds 145,000 gross acres Plan to increase activity in the area Attractive development costs less than $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe $1.00 per Mcfe THX Acreage 3-D Outline 3-D Outline 3-D Outline NE Colorado Niobrara

Human Resources

Our Management Philosophy Pay for performance Competitive salary and benefits programs All employees in bonus programs Tracking systems to measure results All employees given equity - stock options/restricted stock No double standard - All employees have same benefits and incentives as CEO Company is run from "bottoms up" including budgets "All we have are people and wellheads; it's the people that make the difference" "Any G&A not spent on our employees is wasted"

Employee Benefits Added to Deal Terms Base salaries are assured to be same Tenure with THX will be recognized for all benefit plans 401-K and deferred comp plans will be vested at closing THX employees will be in 2007 FST bonus programs for full year FST will issue stock options to THX employees to replace recent grants which are at or nearly out of the money (past three grants) THX employees will be treated same as FST employees Note: FST paid for bonuses and options in Mariner transaction

Cautionary Statements The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines strictly prohibit Forest from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by us. Investors are urged to consider closely the disclosure in Forest's Form 10-K for fiscal year ended December 31, 2005, available from Forest at 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Forest assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements provided in this presentation are based on management's current belief, based on currently available information, as to the outcome and timing of future events. Forest cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, and other risks as described in Forest's 2005 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Also, the financial results of Forest's foreign operations are subject to currency exchange rate risks. Any of these factors could cause Forest's actual results and plans to differ materially from those in the forward-looking statements. This presentation includes "net debt", which is a non-GAAP financial measure. Please go to our website, www.forestoil.com, for a reconciliation of the non-GAAP financial measures to the most comparable GAAP financial measures.

Cautionary Statements (cont.) In connection with the proposed acquisition, Forest and The Houston Exploration Company (THX) will file a joint proxy statement/prospectus and other documents with the Securities and Exchange Commission. Investors and security holders are urged to read carefully the definitive joint proxy statement/ prospectus when it becomes available because it will contain important information regarding Forest, THX and Forest's acquisition of THX. A definitive joint proxy statement/prospectus will be sent to security holders of Forest and THX seeking their approval of the acquisition. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus (when it becomes available) and other documents filed by Forest and THX with the SEC at the SEC's website at www.sec.gov. The definitive joint proxy statement/prospectus and such other documents (relating to Forest) may also be obtained for free from Forest by directing a request to Forest Oil Corporation, 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations, or by telephone: 303-812-1400, or email: ir@forestoil.com. The definitive joint proxy statement/prospectus and such other documents (relating to THX) may also be obtained for free from THX by directing a request to The Houston Exploration Company, 1100 Louisiana Street, Suite 2000, Houston, TX 77002, Attention: Investor Relations, or by telephone: 713-830-6800, or by email: info@houstonexp.com. Forest, its directors, executive officers and certain members of management and employees, may be considered "participants in the solicitation" of proxies from Forest's shareholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition will be contained in the joint proxy statement/prospectus when it is filed. THX, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from THX's stockholders in connection with the acquisition. Information regarding such persons and a description of their interest in the acquisition will be contained in the joint proxy statement/prospectus when it is filed.